                                                                   Exhibit 10.94


STATE OF ARIZONA
                                    I hereby certify that the within   Fee No.
                                    instrument was filed and recorded
COUNTY OF

     IN DOCKET ________ page ______ and indexed at the request of
________________ Witness my hand and official seal.                Compared
                                                                   Photostated

When recorded mail to:                          County Recorder    Fee


                                    By
                                  Deputy Recorder
-------------------------------------------------------------------------------

             DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                               AND FIXTURE FILING

DATED:             JUNE 17th, 1999

TRUSTOR:

                  GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware Limited Partnership, 20 South Third Street, Columbus, Ohio 43215

BENEFICIARY:

                  KEYBANK NATIONAL ASSOCIATION, a National banking association having an office at 127 Public Square, Cleveland, Ohio 44114.

TRUSTEE:

                  CHICAGO TITLE INSURANCE COMPANY,
                  a Missouri Corporation
                  2020 North Central Avenue
                  Suite 300
                  Phoenix, Arizona, 85004

PROPERTY in Cochise County, State of Arizona, described as:

         The Property is described on Exhibit "A" attached hereto and incorporated by reference herein.


         Together with the following, whether now owned or hereafter acquired by
Trustor: (a) all improvements now or hereafter attached to or placed, erected, constructed or developed on the Property (collectively the "Improvements"); (b) all fixtures, furnishings, equipment, inventory, and other articles of personal property (collectively the "Personal Property") that are now or hereafter attached to or used in or about the Improvements or that are necessary or useful for the complete and comfortable use and occupancy of the Improvements for the purposes for which they were or are to be attached, placed, erected, constructed or developed or that may be used in or related to the planning, development, financing or operation of the Improvements, and all renewals of or replacements or substitutions for any of the foregoing, whether or not the same are or shall be attached to the Improvements or the Property; (c) all water and water rights, timber, crops, and mineral interests pertaining to the Property; (d) all building materials and equipment now or hereafter delivered to and intended to be installed in or on the Improvements or the Property; (e) all plans and specifications for the Improvements; (f) all contracts relating to the Property, the Improvements or the Personal Property; (g) all deposits (including, without limitation, tenants' security deposits), bank accounts, funds, documents, contract rights, accounts, commitments, construction agreements, architectural agreements, general intangibles (including, without limitation, trademarks, trade names and symbols), instruments, notes and chattel paper arising from or by virtue of any transactions related to the Property, the Improvements or the Personal Property; (h) all permits, licenses, franchises, certificates, and other rights and privileges obtained in connection with the Property, the Improvements or the Personal Property; (i) all proceeds arising from or by virtue of the sale, lease or other disposition of the Property, the Improvements, the Personal Property or any portion thereof or interest therein; (j) all proceeds (including, without limitation, premium refunds) of each policy of insurance relating to the Property, the Improvements or the Personal Property; (k) all proceeds from the taking of any of the Property, the Improvements, the Personal Property or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof (including, without limitation, change of grade of streets, curb cuts or other rights of access), for any public or quasi-public use under any law; (l) all right, title and interest of Trustor in and to all streets, roads, public places, easements and rights-of-way, existing or proposed, public or private, adjacent to or used in connection with, belonging or pertaining to the Property; (m) all of the leases, licenses, occupancy agreements, rents (including without limitation, room rents), royalties, bonuses, issues, profits, revenues or other benefits of the Property, the Improvements or the Personal Property, including, without limitation, cash or securities deposited pursuant to leases to secure performance by the lessees of their obligations thereunder; (n) all rights, hereditaments and appurtenances pertaining to the foregoing; and (o) other interests of every kind and character that Trustor now has or at any time hereafter acquires in and to the Property, Improvements, and Personal Property described herein and all property that is used or useful in connection therewith, including rights of ingress and egress and all reversionary rights or interests of Trustor with respect thereto (all of the same, including the Property, collectively the "Trust Property").

         THIS DEED OF TRUST ("Deed of Trust"), made on the above date between the Trustor, Trustee, and Beneficiary above named,

         WITNESSETH: That Trustor irrevocably grants and conveys to Trustee in Trust, with Power of Sale, the above described Property, together with leases, rents, issues, profits, or income thereof (all of which are hereinafter called "Property Income"); SUBJECT, HOWEVER, to the right, power, and authority hereinafter given to and conferred upon Beneficiary to collect and apply such Property Income; AND SUBJECT TO rights of tenants in possession under written leases, current real estate taxes and assessments, and those other matters set forth on EXHIBIT B attached hereto ("Permitted Exceptions").

FOR THE PURPOSE OF SECURING: the full and prompt payment, whether at stated maturity, accelerated maturity or otherwise, of any and all indebtedness, whether fixed or contingent, and whether such indebtedness is advanced before, in connection with or after the recording of this Deed of Trust (collectively the "Indebtedness") and the complete, faithful and punctual performance of any and all other obligations (collectively the "Obligations") of Trustor under the terms and conditions of (a) that certain Loan Agreement among Borrower, Glimcher Properties Corporation and Lender, of even date herewith ("Loan Agreement"); (b) the Note made by Trustor pursuant to the Loan Agreement, not to exceed in the aggregate the principal amount of Twenty-Four Million Three Hundred Seventy Five Thousand Dollars ($24,375,000), payable not later than June 17, 2000, and any and all renewals, amendments, modifications, reductions and extensions thereof and substitutions therefor (the "Note"); (c) the Deed of Trust; and (d) any other instrument, document, certificate or affidavit heretofore, now or hereafter given by Trustor evidencing or securing all or any part of the foregoing (the same together with the Loan Agreement, the Note and the Deed of Trust, collectively the "Loan Documents").




TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

          1. TITLE. Trustor covenants that it is lawfully seized of the Trust Property and has the right to mortgage, grant, convey and assign the Trust Property and that the same is unencumbered except for Permitted Exceptions and that except as aforesaid it will warrant and defend generally the title to the Trust Property. If the interest of Beneficiary or Trustee in the Trust Property or any part thereof shall be endangered or shall be attacked, directly or indirectly, Trustor hereby authorizes Beneficiary, at Trustor's expense, to take all necessary and proper steps for the defense of such interest, including the employment of counsel, the prosecution or defense of litigation and the compromise or discharge of claims made against such interest. Any sums so expended by

Beneficiary shall be charged against Trustor and collectible in accordance with the terms of Section 10 hereof.

         2. FURTHER ASSURANCES. Trustor, upon the request of Beneficiary, shall execute, acknowledge, deliver, file and record such further instruments and do such further acts as may be necessary, desirable or proper to carry out the purposes of the Loan Documents and to subject to the liens and security interests created thereby any property intended by the terms thereof to be covered thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, improvements or appurtenances to the Trust Property.

         3. SUBROGATION FOR FURTHER SECURITY. Beneficiary shall be subrogated for its further security to the lien, although released of record, of any and all encumbrances paid with any advance of Indebtedness; provided, however, that the terms and provisions hereof shall govern the rights and remedies of Beneficiary and shall supersede the terms, provisions, rights, and remedies under the lien or liens to which Beneficiary is subrogated.

         4. STATUS QUO. Except as expressly permitted herein or except with the written consent of Beneficiary, which consent may be withheld in Beneficiary's sole discretion, Trustor shall not (a) sell, assign, mortgage, pledge, lease (except for leases of storerooms in the ordinary course of business) or otherwise convey or further encumber the Trust Property, or any portion thereof, or legal, equitable or beneficial interest therein; (b) sell, assign, pledge or otherwise transfer any beneficial interests in Trustor which individually or in the aggregate would have the effect of transferring the power to direct the operations of Trustor or the Trust Property; (c) contract for any of the same;
(d) permit the Trust Property, or any portion thereof, or legal, equitable or beneficial interest therein, to be subject to any superior or inferior lien or encumbrance except as provided in the Permitted Encumbrances; (e) subdivide, resubdivided or submit to the condominium form of ownership all or any portion of the Trust Property, or any portion thereof; or (f) initiate or acquiesce in any change in the zoning classification of the Property or any portion thereof.

         5. TAXES AND OTHER IMPOSITIONS. Trustor shall promptly pay before delinquency all taxes, assessments, charges, fines or impositions, general, local or special (collectively the "Impositions"), levied upon the Trust Property, or any part thereof, or upon Beneficiary's interest therein, or upon the Deed of Trust or the Indebtedness, by any duly or legally constituted public authority, municipality, township, county or state or the United States, and upon request, will provide evidence of the payment thereof to Beneficiary; provided that Trustor, at Trustor's own cost and expense may, if it shall in good faith so desire, contest the validity or amount of any Impositions, in which event Trustor may defer the payment thereof for such period as such contest shall be actively prosecuted and shall be pending undetermined; further provided, however, that Trustor shall not allow any such Impositions so contested to remain unpaid for such length of time as shall permit all or any portion of the Trust Property, or the lien thereon created by such item, to be sold by federal, state, county or municipal authority for the nonpayment thereof. Pending any such contest, Trustor shall maintain adequate book reserves with respect to such Impositions being contested.

         In the event that one or more of the Impositions on Beneficiary's interest in the Trust Property, the Deed of Trust or the Indebtedness cannot be lawfully paid by Trustor, then the Trust Property shall be withdrawn from the Collateral Pool (as such team is defined in the Loan Agreement). In the event the withdrawal of the Trust Property from the Collateral Pool causes Trustor not to be in compliance with the required loan to value ratio under the Loan Agreement, Trustor may either furnish substitute property, as provided in the Loan Agreement, or pay down the Indebtedness in an amount which will bring the loan to value ratio into compliance.

         6. INSURANCE AND INDEMNIFICATION. Trustor shall provide, maintain and keep in force at all times the following policies of insurance:

                  (a) Insurance against loss or damage to the Improvements and the Personal Property caused by fire and any of the risks covered by insurance of the type now known as "coverage against all risks of physical loss", in an amount equal to one hundred percent (100%) of the replacement cost of the Improvements and the Personal Property and sufficient to prevent Trustor and Beneficiary from becoming co-insurers, and otherwise with terms and conditions acceptable to Beneficiary;

                  (b) Comprehensive broad form general liability insurance, insuring against any and all claims for personal injury, death or property damage occurring on, in or about the Property, the Improvements and the adjoining streets, sidewalks and passageways, subject to a combined single limit of not less than Two Million Dollars ($2,000,000.00) for personal injury, death or property damage arising out of any one accident and a general aggregate limit of not less than Five Million Dollars ($5,000,000.00), and otherwise with terms and conditions acceptable to Beneficiary;

                  (c) Worker's compensation insurance (including employer's liability insurance, if available and requested by Beneficiary) for all employees of Trustor engaged on or with respect to the Property and the Improvements in the limits established by law or, if limits are not so established, in such amounts as are acceptable to Beneficiary;

                  (d) During the course of any development or construction of the Improvements, builder's completed value risk insurance against "all risks of physical loss", including collapse and transit coverage, in the amounts set forth in Subsection 8(a) above, and otherwise with terms and conditions acceptable to Beneficiary;

                  (e) Upon obtaining a certificate of occupancy for the Improvements or any portion thereof, business interruption insurance and/or loss of "rental value" insurance in an amount not less than the appraised rentals for the Trust Property for a minimum of twelve (12) months, and otherwise with terms and conditions acceptable to Beneficiary;

                  (f) If the Improvements are located in a federally-designated flood hazard area, then flood hazard coverage, in the maximum amount available and otherwise with terms and conditions acceptable to Beneficiary; and

                  (g) Such other insurance coverage, and in such amount, as may from time to time be required by Beneficiary against the same or other hazards.

         All such policies shall be in a form acceptable to Beneficiary. Each policy of casualty insurance shall contain a mortgagee clause, substantially in the form of the standard New York mortgagee clause or otherwise acceptable to Beneficiary, showing Beneficiary as loss payee. Each policy of liability insurance shall show Beneficiary as an additional insured. Unless the policy so provides, each policy of insurance required by the terms of the Deed of Trust shall contain an endorsement by the insurer, for the benefit of Beneficiary, (i) that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Trustor which might otherwise result in forfeiture of said insurance, (ii) that any rights of set-off, counterclaim or deductions against Trustor are waived and (iii) that such policy shall not be canceled or changed except upon not less than thirty (30) days prior written notice delivered to Beneficiary.

         All such insurance policies and renewals thereof shall be written by companies with a BEST'S INSURANCE REPORTS policy holders rating of A and a financial size category of Class X or be expressly approved by Beneficiary in writing.

         Beneficiary shall have the right to hold the policies, or certificates thereof acceptable to Beneficiary with certified copies of the policies, and Trustor shall promptly furnish to Beneficiary all renewal notices and all receipts of paid premiums. At least thirty (30) days prior to the expiration date of any such policy, Trustor shall deliver to Beneficiary a renewal policy, or certificate thereof, in form acceptable to Beneficiary.

         If Beneficiary is made a party defendant to any litigation concerning the Loan Documents or the Trust Property or any part thereof or interest therein or the occupancy thereof by Trustor, then Trustor shall indemnify, defend and hold Beneficiary harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by Beneficiary in any such litigation, whether or not any such litigation is prosecuted to judgment. Trustor waives any and all right to claim or recover against Beneficiary, its officers, employees, agents and representatives, for loss of or damage to Trustor, the Trust Property, other property of Trustor or the property of others under control of Trustor from any cause insured against or required to be insured against by the provisions of the Deed of Trust.

         Trustor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section unless Beneficiary has approved the insurance company and the form and content of the insurance policy, including, without limitation, the naming thereon of Beneficiary as a named insured with loss payable to Beneficiary under a standard mortgage clause of the character above described. Trustor shall immediately notify Beneficiary whenever any such separate insurance is taken out and shall promptly deliver to Beneficiary copies of the policies and certificates evidencing such insurance.

         Nothing contained in this Section 6 shall prevent Trustor from keeping the Improvements and Personal Property insured or causing the same to be insured against the risks referred to in this Section 6 under a policy or policies of blanket insurance which may cover other property not subject to the lien of the Deed of Trust; provided, however, that any such policy of blanket insurance (i) shall specify therein the amount of the total insurance allocated to the Improvements and Personal Property, which amount shall be not less than the amount otherwise required to be carried under the Deed of Trust; (ii) shall not contain any clause which would result in the insured thereunder becoming a co-insurer of any loss with the insurer under such policy; and (iii) shall in all other respects comply with the provisions of the Deed of Trust.

         In the event the damage or destruction to the Improvements is in an amount of $500,000.00 or less, and provided there is no Event of Default, as hereinafter defined, the insurance proceeds shall be paid to Trustor, and used by Trustor to (i) repair or restore the Improvements to the same condition in which they were prior to the Casualty, or (ii) for its own purposes, after first making such repairs to the remaining Improvements so that the same may continue as a first class shopping center, both architecturally and aesthetically. In the event Trustor should elect option (ii) above, if a material decrease in the fair market value of the Trust Property is indicated, Beneficiary shall be entitled, at its option, to cause the Trust Property to be reappraised at Trustor's expense to satisfy itself of continued compliance by Trustor with the loan to value ratio required by the Loan Agreement. In the event the results of such reappraisal causes Trustor not to be in compliance with the required loan to value ratio, Trustor may either furnish substitute property, as provided for in
Section 7 of the Loan Agreement, or pay down the Indebtedness in an amount which will bring the loan to value ratio into compliance.

         In the event the damage or destruction to the Improvements is in an amount in excess of $500,000.00, and provided there is no Event of Default, as hereinafter defined, the insurance proceeds are to be applied toward the restoration of the Improvements. Such sums shall be deposited in escrow with Beneficiary as escrow agent for the purpose of repairing, restoring or reconstructing the Improvements. Such proceeds shall be disbursed by Beneficiary as work progresses, provided that prior to any disbursement, Beneficiary is in receipt of proof reasonably satisfactory to it that: (i) the work has been completed, (ii) there are no outstanding mechanics liens or materialmen's liens, and (iii) that all charges, costs and expenses incurred with respect to work completed have been paid in full or will be paid in full with such proceeds. Prior to the release of any proceeds, Beneficiary must be satisfied that repair, restoration or reconstruction of the damaged or destroyed Improvements will be substantially equal in size, quality and value to the Improvements then presently erected on the Trust Property as existed immediately prior to the loss and the plans and specifications therefor must be approved by Beneficiary. In the event Beneficiary believes it is necessary in order to establish value, Beneficiary may, at its option, cause the Trust Property to be reappraised at Trustor's expense. All insurance proceeds shall be payable to Beneficiary. The adjustment of such insurance proceeds with the carrier must be approved by Beneficiary.

         Anything in this Section 6 to the contrary notwithstanding, if there shall be an Event of Default, as hereinafter defined, the insurance proceeds shall, at the sole option of Beneficiary, be applied by Beneficiary to the Indebtedness in such order as Beneficiary may determine.


         7. ESCROW. Trustor, in order to more fully protect the security of the Deed of Trust, does hereby covenant and agree that, if Trustor shall fail to timely pay taxes, assessments or insurance premiums as provided above, or in the event of any other default and Beneficiary does not then elect to exercise its other remedies, then Trustor shall, upon request of Beneficiary, pay to Beneficiary on the first day of each month, until the Indebtedness is fully paid, a sum equal to one-twelfth (1/12) of the known or estimated yearly taxes, assessments, premiums for such insurance as may be required by the terms hereof. Beneficiary shall hold such monthly payments which may be mingled with its general funds, without obligation to pay interest thereon, unless otherwise required by applicable law, to pay such taxes, assessments, and insurance premiums when due. Trustor agrees that sufficient funds shall be so accumulated for the payment of said charges one (1) month prior to the due date thereof and that Trustor shall furnish Beneficiary with proper statements covering the same fifteen (15) days prior to the due dates thereof. In the event the Trust Property is sold pursuant to the power of sale contained herein, or if Beneficiary should take a deed in lieu thereof, the amount so accumulated shall be credited on account of the unpaid principal or interest. If the total of the monthly payments as made under this Section 7 shall exceed the payments actually made by Beneficiary, such excess shall be credited on subsequent monthly payments of the same nature, but if the total of such monthly payments so made under this Section 7 shall be insufficient to pay such taxes, assessments, and insurance premiums then due, then said Trustor shall pay upon demand the amount necessary to make up the deficiency, which payments shall be secured by the Deed of Trust. To the extent that all the provisions of this Section 7 for such payments of taxes, assessments, and insurance premiums to Beneficiary, are complied with, Trustor shall be relieved of compliance with the covenants contained in Sections 5 and 6 herein as to the amounts paid only, but nothing contained in this Section 7 shall be construed as in any way limiting the rights of Beneficiary at its option to pay any and all of said items when due.

         8. WASTE; REPAIR. Trustor shall neither commit nor permit any waste on the Trust Property and shall keep all Improvements now or hereafter erected on the Property in good condition and repair.

         9. ALTERATIONS; CONSTRUCTION. Trustor shall have the right to remove, demolish or alter any of the Improvements, now existing or hereafter constructed on the Property, or any of the Personal Property in or on the Property or Improvements, to the extent that the value of same is not diminished. If Beneficiary believes that there has been a material decrease in value following any such removal, demolition, or alteration, it may, at its option, cause the Trust Property to be reappraised at Trustor's expense.

         10. ADVANCES SECURED BY DEED OF TRUST. Upon failure of Trustor to comply with any of these covenants and agreements as to the payment of taxes, assessments, insurance premiums, repairs, protection of the Trust Property or Beneficiary's lien thereon, and other charges and the costs of procurement of title evidence and insurance as aforesaid, Beneficiary may, at its option, pay the same, and any sums so paid by Beneficiary, together with the reasonable fees of counsel employed by Beneficiary in consultation and in connection therewith, shall be charged against Trustor, shall be immediately due and payable by Trustor shall bear interest at the Default Rate of Interest (as defined in the Note) and shall be a lien upon the Trust Property and be secured by the Deed of Trust and may be collected in the same manner as the principal debt hereby secured.

         11. USE. Unless Beneficiary otherwise agrees in writing, Trustor shall not allow changes in the nature of the occupancy for which the Property and Improvements were intended at the time the Deed of Trust was executed. Trustor shall comply with the laws, ordinances, rules, regulations and requirements of any governmental body applicable to the Trust Property, both during the construction of any Improvements on the Property and subsequent to the completion thereof, and Trustor shall not permit the use thereof for any illegal purpose.

         12. INSPECTION. Any person authorized by Beneficiary shall have the right to enter upon and inspect the Trust Property after reasonable notice to Trustor and during normal business hours. Beneficiary shall have no duty, however, to make such inspections. Any inspection of the Trust Property by Beneficiary shall be entirely for its benefit, and Trustor shall in no way rely or claim reliance thereon.

         13. MINERALS. Without the prior written consent of Beneficiary, except as provided for in the Permitted Exceptions, there shall be no drilling or exploring for, or extraction, removal, or production of, minerals from the surface or subsurface of the Trust Property. The term "minerals" as used herein shall include, without limitation, oil, gas, casinghead gas, coal, lignite, hydrocarbons, methane, carbon dioxide, helium, uranium and all other natural elements, compounds and substances, including sand and gravel.

         14. CONDEMNATION. If all the Trust Property and Improvements are taken or acquired in any condemnation proceeding or by exercise of the right of eminent domain or, with Beneficiary's consent, by any conveyance in lieu thereof, the amount of any award or other payment for such taking, or conveyance or damages made in consideration thereof, to the extent of the full amount of the then remaining unpaid Indebtedness, is hereby assigned to Beneficiary, and Beneficiary is empowered to collect and receive the same and to give proper receipts therefor in the name of Trustor, and the same shall be paid forthwith to Beneficiary. Such award or payment so received by Beneficiary shall be applied to the Indebtedness (whether or not then due and payable).

         In the event a portion of the Improvements or Property are acquired in any condemnation proceeding or by the exercise of the right of eminent domain, to the extent that the damage to the Property or improvements is in the amount of $500,000.00 or less, and provided there is no Event of Default, as hereinafter defined, the proceeds of any such condemnation or eminent domain award shall be paid to Trustor, who shall use such proceeds as provided for in paragraph 6 hereof with respect to the disbursement of insurance proceeds where the damage or destruction is in an amount of $500,000.00 or less. The provisions of paragraph 6 with respect to reappraisal and substitute property where there is damage or destruction in an amount of $500,000.00 or less shall apply as if fully rewritten.

         In the event the damage to the Improvements or Property by virtue of such condemnation proceeding or eminent domain proceeding is in an amount in excess of $500,000.00, and provided there is no Event of Default, as hereinafter defined, the proceeds of such eminent domain or condemnation award shall be deposited in escrow with Beneficiary as escrow agent for the purpose of repairing, restoring, or reconstructing the Improvements and/or Property, and shall be disbursed by Beneficiary in accordance with the provisions of paragraph 6 hereof with respect to the disbursement of insurance proceeds, where the damage or destruction is in an amount of $500,000.00 or greater. The conditions to disbursement, including the requirement that Beneficiary be satisfied that the repaired or restored Improvements would be equal in size, quality and value to those which existed previously, and the right to cause the Trust Property to be reappraised, as provided for where there is damage or destruction of $500,000.00 or greater, shall be applicable as if fully rewritten.

         Anything in this Section 14 to the contrary notwithstanding, if there shall be an Event of Default, as hereinafter defined, the proceeds of such eminent domain or condemnation award shall, at the sole option of Beneficiary, be applied by Beneficiary to the Indebtedness in such order as Beneficiary may determine.

         15. ASSIGNMENT OF RENTS AND LEASES. That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power, and authority, during the continuance of this Trust, to collect the Property Income, reserving to Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such Property Income as it becomes due and payable but in no event more than one month in advance. Upon an Event of Default as hereinafter defined, Beneficiary may at any time, without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said Property or any part thereof, rent said Property, in his own name sue for or otherwise collect such Property Income, including that past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said Property, the collection of such Property Income, and the application thereof as aforesaid, shall not cure or waive any default or notice of Trustee's sale hereunder or invalidate any act done pursuant to such notice.

                  (b)      Trustor hereby represents, warrants and agrees that:

                           (i) Trustor has good title to the Leases and Rents
hereby assigned and has the right, power and capacity to make this assignment. No person or entity other than Trustor has or will have any right, title or interest in or to the Leases or Rents.

                          (ii) Trustor shall, at Trustor's sole cost and
expense, perform and discharge all of the obligations and undertakings of the landlord under the Leases and give prompt notice to Beneficiary of any failure to do so. Trustor shall use all reasonable efforts to enforce or secure the performance of each and every obligation and undertaking of the tenants under the Leases and shall appear in and prosecute or defend any action or proceeding arising under, or in any manner connected with, the Leases or the obligations and undertakings of the tenants thereunder.

                           (iii) Trustor shall generally operate and maintain
the Trust Property in a manner to
insure maximum Rents.

                           (iv) Trustor shall not pledge, transfer, mortgage or
otherwise encumber or assign the Leases or the Rents.

                           (v) Trustor shall not collect Rents more than sixty
(60) days prior to accrual.

                  (c) Beneficiary shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Trustor under any of the Leases; and Trustor hereby agrees to indemnify Beneficiary for, and to save Beneficiary harmless from, any and all liability, damage or expense arising from any of the Leases or from this assignment, including, without limitation, claims by tenants for security deposits or for rental payments more than one (1) month in advance and not delivered to Beneficiary. All amounts indemnified against hereunder, including reasonable attorneys' fees if paid by Beneficiary, shall bear interest at the Default Rate of Interest, as defined in the Note, and shall be payable by Trustor immediately without demand and shall be secured hereby. This assignment shall not place responsibility for the control, care, management, or repair of the Trust Property upon Beneficiary or make Beneficiary responsible or liable for any negligence in the management, operation, upkeep, repair or control of same resulting in loss or damage or injury or death to any party.

                  (d) Upon the occurrence of an Event of Default as hereinafter defined:

                           (i)  All  Rents  assigned  hereunder  shall  be
paid directly to Beneficiary, and, Beneficiary may notify the tenants under the Leases (or any other parties in possession of the Trust Property) to pay all of the Rents directly to Beneficiary at the address specified in Section 27 hereof, for which this assignment shall be sufficient warrant;

                           (ii) Beneficiary shall have the right to forthwith
enter and take possession of the Trust Property and to manage, operate, lease and develop the same; to collect as hereunder provided all or any Rents payable under the Leases; to make repairs as Beneficiary deems appropriate; and to perform such other acts in connection with the management, operation, development, leasing and construction of the Trust Property as Beneficiary, in its sole discretion, may deem proper; and

                           (iii) Beneficiary shall have the right to forthwith
enter into and upon the Trust Property and take possession thereof, and to appoint an agent, or in the event of the institution of foreclosure proceedings to have a receiver appointed for the collection of the Rents.

         In the event that Beneficiary shall pursue its remedies under Subsections 15(d)(ii) or (iii) above, the net income, after allowing a reasonable fee for the collection thereof and the management of the Trust Property, may be applied toward the payment of taxes, assessments, insurance premiums, repairs, protection of the Trust Property or Beneficiary's lien thereon, and other charges against the Trust Property and the costs of procurement of such insurance and of evidence of title to the Trust Property, or any of them, or in the reduction of the Indebtedness and the payment of interest, as Beneficiary may elect. If the Rents are not sufficient to meet the costs, if any, of taking control of and managing the Trust Property and collecting the Rents, any funds expended by Beneficiary for such purposes shall become indebtedness of Trustor to Beneficiary secured by the Deed of Trust. Unless Beneficiary and Trustor agree in writing to other terms of payment, such amounts shall be payable upon demand from Beneficiary to Trustor and shall bear interest from the date of disbursement at the Default Rate of Interest stated in the Note.

         The exercise or failure to exercise any of the above remedies shall not in any way preclude or abridge the right of Beneficiary to exercise the power of sale contained herein or to take any other legal or equitable action thereon. Beneficiary shall have such rights or privileges as aforesaid regardless of the value of the Trust Property given as security hereunder, and regardless of the solvency or insolvency of any party bound for the payment of the Indebtedness or the other sums hereby secured.

                  (e) Trustor hereby authorizes and directs the tenants under the Leases to pay Rents to Beneficiary upon written demand by Beneficiary, without further consent of Trustor, and the tenants may rely upon any written statement delivered by Beneficiary to the tenants. Any such payment to Beneficiary shall constitute payment to Trustor under the Leases.

                  (f) There shall be no merger of the leasehold estates created by the Leases with the fee estate of the Property and Improvements without the prior written consent of Beneficiary.

         16. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. The Deed of Trust is intended to be a security agreement pursuant to the Uniform Commercial Code as enacted in the State of Arizona (the "UCC") for any of the Trust Property comprising personal property and fixtures which may be subject to a security interest pursuant to the UCC, and Trustor hereby grants to Beneficiary a security interest in said personal property and fixtures, whether said property is now existing or hereafter acquired, together with replacements, replacement parts, additions, repairs and accessories incorporated therein or affixed thereto and, if sold or otherwise disposed of, the proceeds (including insurance proceeds) thereof. Trustor agrees to execute and deliver to Beneficiary UCC financing statements covering said personal property and fixtures from time to time and in such form as Beneficiary may require to perfect or maintain the priority of Beneficiary's security interest with respect to said personal property and fixtures. Trustor shall not create or suffer to be created any other security interest in said personal property and fixtures, including replacements thereof and additions thereto. Upon the occurrence of any Event of Default as set forth in Section 17 hereof, Beneficiary shall have the remedies of a secured party under the UCC and, at Beneficiary's option, may also invoke the remedies provided in Section 17 hereof with respect to such property.

         17. EVENT OF DEFAULT. The term "Event of Default" shall have the same meaning as set forth in the Loan Agreement, which meaning is incorporated by this reference herein.

         Upon the occurrence of any such Event of Default, at the option of Beneficiary, without notice or demand, the same being hereby expressly waived, the entire amount shall become immediately due and payable, and, in addition to any other right or remedy which Beneficiary may now or hereafter have at law, in equity, or under the Loan Documents, Beneficiary shall have the right and power: to invoke the power of sale and any other remedies permitted by applicable law or provided for herein. Trustor acknowledges that the power of sale herein granted may be exercised by Beneficiary without prior judicial hearing. Beneficiary shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including, but not limited to, attorney's fees and costs of documentary evidence, abstracts and title reports, all of which shall be additional sums secured by this Deed of Trust.

         18. NO WAIVER. The failure of Beneficiary to exercise any option to declare the maturity of the principal debt or any other sums hereby secured under any provision of any of the Loan Documents, or to forbear from exercising any right or remedy available to Beneficiary under any provision of any of the other Loan Documents, shall not be deemed a waiver of the right to exercise such option, right or remedy or declare such maturity as to such past, continuing or subsequent violation of any of the covenants and agreements of the Loan Documents. Acceptance by Beneficiary of partial payments shall not constitute a waiver of any Event of Default. From time to time, Beneficiary may, at Beneficiary's option, without giving notice to or obtaining the consent of Trustor or its successors or assigns, any junior lienholder, without liability on Beneficiary's part and notwithstanding Trustor's breach of any covenant or agreement of Trustor in the Deed of Trust, extend the time for payment of the Indebtedness, or any part thereof, reduce the payments thereon, release anyone liable on any of said Indebtedness, accept a renewal note or notes therefor, release from the lien of the Deed of Trust any part of the Trust Property, take or release other or additional security, reconvey any part of the Trust Property, consent to any map or plan of the Trust Property, consent to the granting of any easement, join in any extension or subordination agreement, or agree in writing with Trustor to modify the rate of interest or period of amortization of the Note or to change the amount of the monthly installments payable thereunder. Any actions taken by Beneficiary pursuant to the terms of this Section 18 shall not affect the obligation of Trustor or Trustor's successors or assigns to pay the sums secured by the Deed of Trust and to observe the covenants of contained herein, and shall not affect the lien or priority of lien of the Deed of Trust on the Trust Property. Trustor shall pay Beneficiary a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Beneficiary's option for any such action if taken at Trustor's request.

         19. PARCELS. That upon default by Trustor in the payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written notice thereof, setting forth the nature thereof, and of election to cause to be sold the Trust Property under this Deed of Trust. Trustee may cause said Property to be sold in one parcel or in separate parcels of such dimensions as Trustee may determine; a sale of part of said Property shall not invalidate the lien hereof on the portions remaining unsold. The remedies granted to Trustee hereunder may be enforced concurrently or successively and are in addition to all other rights and remedies available to Trustee and Beneficiary at law or in equity. Beneficiary also shall deposit with Trustee this Deed of Trust, the Note, and all documents evidencing expenditures secured hereby.

         20. COSTS OF COLLECTION. Trustor hereby agrees to pay to Beneficiary all costs of enforcing, collecting and securing, and of attempting to enforce, collect and secure, the Note, including, without limitation, reasonable attorneys' fees and court costs, whether such attempt be made by suit, in bankruptcy, or otherwise, and such costs and any other sums due Beneficiary under the Loan Documents may be included in any judgment or decree rendered.

         21. SALE PURSUANT TO POWER OF SALE. Trustee shall record and give notice of Trustee's sale in the manner required by law, and after the lapse of such time as may then be required by law, Trustee shall sell, in the manner required by law, said Property at public auction at the time and place fixed by it in said notice of Trustee's sale to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone or continue the sale by giving notice of postponement or continuance by public declaration at the time and place last appointed for the sale. Trustee shall deliver to such purchaser its Deed conveying the Property so sold, but without any covenant or warranty, expressed or implied. Any person, including Trustor, Trustee, or Beneficiary, may purchase at such sale.

                  After deducting all costs, fees, and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale and reasonable attorney's fees, Trustee shall apply the proceeds of sale to payment of: All sums then secured hereby and all other sums due under the terms hereof, with accrued interest, and the remainder, if any, to the person or persons legally entitled thereto, or as provided in A.R.S. Sec. 33-812. To the extent permitted by law, an action may be maintained by Beneficiary to recover a deficiency judgment for any balance due hereunder. Beneficiary may foreclose this Deed of Trust as a realty Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing.

         22. RENT ROLL AND FINANCIAL STATEMENTS. Trustor shall maintain full and correct books and records open to Beneficiary's inspection, and shall furnish such financial information and reports as are referenced in the Loan Agreement.

         23. HAZARDOUS SUBSTANCES. (a) Trustor hereby covenants and agrees with Beneficiary that the following terms shall have the following meanings:

                           (i)  "Environmental  Laws"  mean  all  federal,
state and local laws, statutes, ordinances and codes relating to the use, storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance and the rules, regulations, policies, guidelines, interpretations, decisions, orders and directives with respect thereto.

                           (ii) "Hazardous  Substance" means,  without
limitation, any flammable explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum based products, methane, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials, as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, ET SEQ.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801, ET SEQ.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, ET SEQ.), the Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601, ET SEQ.), or any other applicable Environmental Law.

                           (iii) "Indemnitee" means Beneficiary and all
subsequent holders of the Deed of Trust, their respective successors and assigns, their respective officers, directors, employees, agents, representatives, contractors and subcontractors and any subsequent owner of the Property and Improvements who acquires title thereto from or through Beneficiary.

                           (iv) "Release"  has the same  meaning  as given  to
that term in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, ET SEQ.) and the regulations promulgated thereunder.

         (b) Trustor represents and warrants to Beneficiary that, to its knowledge after due investigation: (i) the Trust Property is being or have not been used for the storage, treatment, generation, transportation, processing, handling, production or disposal of any Hazardous Substance in violation of any Environmental Laws; (ii) the Trust Property does not contain any Hazardous Substances in violation of any Environmental Laws; (iii) there has been no Release of any Hazardous Substance on, at or from the Project or any property adjacent to or within the immediate vicinity of the Trust Property and Trustor has not received any form of notice or inquiry with regard to such a Release or threat of such a Release; (iv) no event has occurred with respect to the Trust Property which, with the passage of time or the giving of notice, or both, would constitute a violation of any applicable Environmental Law; (v) there are no agreements or orders or directives of any federal, state or local governmental agency or authority relating to the Trust Property which require any work, repair, construction, containment, clean up, investigations, studies, removal or other remedial action with respect to the Trust Property and (vi) there are no actions, suits, claims or proceedings, pending or threatened, which seek any remedy, that arise out of the condition, ownership, use, operation, sale, transfer or conveyance of the Trust Property and (1) a violation or alleged violation of any applicable Environmental Law, (2) the presence of any Hazardous Substance or a Release of any Hazardous Substance or the threat of such a Release, or (3) human exposure to any Hazardous Substance.

         (c) Trustor covenants and agrees with Beneficiary as follows:

                  (i) Trustor shall keep, and shall cause all operators, tenants, subtenants, licensees and occupants of the Project to keep, the Project free of all Hazardous Substances, except for Hazardous Substances stored, treated, generated, transported, processed, handled, produced or disposed of in the normal operation of the Trust Property as a shopping center in accordance with all Environmental Laws.

                  (ii) Trustor shall comply with, and shall cause all operators, tenants, subtenants, licensee and occupants of the Trust Property to comply with, all Environmental Laws.

                  (iii) Trustor shall promptly provide Beneficiary with a copy of all notifications which it gives or receives with respect to any past or present Release of any Hazardous Substance or the threat of such a Release on, at or from the Trust Property or any property adjacent to or within the immediate vicinity of the Trust Property.

                  (iv) Trustor shall undertake and complete all investigations, studies, sampling and testing for Hazardous Substances reasonably required by Beneficiary and, in accordance with all Environmental Laws, all removal and other remedial actions necessary to contain, remove and clean up all Hazardous Substances that are determined to be present at the Project in violation of any Environmental Laws.

                  (v) Beneficiary shall have the right, but not the obligation, to cure any violation by Trustor of the Environmental Laws and Beneficiary's cost and expense to so cure shall be secured by the Deed of Trust.

         (d) Trustor covenants and agrees, at its sole cost and expense, to indemnify, defend and save harmless Indemnitee from and against any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses, judgments, suits, actions, proceedings, costs, disbursements and/or expenses (including, without limitation, reasonable attorneys' and experts' fees and expenses) of any kind or nature whatsoever which may at any time be imposed upon, incurred by or asserted or awarded against Indemnitee arising out of the condition, ownership, use, operation, sale, transfer or conveyance of the Project and (i) the storage, treatment generation, transportation, processing, handling, production or disposal of any Hazardous Substance, (ii) the presence of any Hazardous Substance or a Release of any Hazardous Substance or the threat of such a Release,

(iii) human exposure to any Hazardous Substance, (iv) a violation of any Environmental Law, or (v) a material misrepresentation or inaccuracy in any representation or warranty or material breach of or failure to perform any covenant made by Trustor herein (collectively, the "Indemnified Matters").

         The liability of Trustor to Indemnitee hereunder shall in no way be limited, abridged, impaired or otherwise affected by (i) the repayment of all sums and the satisfaction of all obligations under the Note, the Loan Agreement, the Deed of Trust or other Loan Documents, (ii) the sale of the Trust Property pursuant to the power of sale contained herein or the acceptance of a deed in lieu thereof, (iii) any amendment or modification of the Loan Documents by or for the benefit of Trustor or any subsequent owner of the Trust Property, (iv) any extensions of time for payment or performance required by any of the Loan Documents, (v) the release or discharge of the Deed of Trust or of Trustor, or any other person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents whether by Beneficiary, by operation of law or otherwise, (vi) the invalidity or unenforceability of any of the terms or provisions of the Loan Documents, (vii) any exculpatory provision contained in any of the Loan Documents limiting Beneficiary recourse to property encumbered by the Deed of Trust or to any other security or limiting Beneficiary rights to a deficiency judgment against Trustor, (viii) any applicable statute of limitations, (ix) the sale or assignment of the Note or the Deed of Trust, (x) the sale, transfer or conveyance of all or part of the Trust Property , (xi) the dissolution or liquidation of Trustor, (xii) the release or discharge, in whole or in part, of Trustor in any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding, or (xiv) any other circumstances which might otherwise constitute a legal or equitable release or discharge, in whole or in part, of Trustor under the Note or the Deed of Trust.

         The foregoing indemnity shall be in addition to any and all other obligations and liabilities Trustor may have to Beneficiary at common law.

         24. SUBORDINATE DEEDS OF TRUST. Trustor shall not, without the prior written consent of Beneficiary, which consent may be withheld in Beneficiary's sole discretion, grant or permit to be created any lien, security interest or other encumbrance, other than Permitted Encumbrances, covering any of the Trust Property (each a "Subordinate Deed of Trust"). If Beneficiary consents to a Subordinate Deed of Trust or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable, any such Subordinate Deed of Trust shall contain express covenants to the effect that:

                  (a) the lien of the Subordinate Deed of Trust and all instruments incorporated therein by reference is and always shall be unconditionally subordinate to the lien of the Deed of Trust and to all advances made pursuant to, and sums secured by, the Deed of Trust, and the Deed of Trust and all instruments incorporated herein by reference may be renewed, extended, restructured, modified, increased or reinstated at any time without giving notice to or obtaining the consent of the holder of the Subordinate Deed of Trust holder;

                  (b) if any action shall be instituted to sell the Trust Property or otherwise enforce the Subordinate Deed of Trust, no tenant of any of the Leases shall be named as a party defendant and no action shall be taken which would terminate any occupancy or tenancy without the prior written consent of Beneficiary;

                  (c) in the event of any conflict between the covenants and agreements of the Deed of Trust and the Subordinate Deed of Trust, the covenants and agreements of the Deed of Trust shall prevail;

                  (d) Rents, if collected by or for the holder of the Subordinate Deed of Trust, shall be applied first to the payment of the Indebtedness and expenses incurred in the ownership, operation and maintenance of the Trust Property in such order as Beneficiary may determine, prior to being applied to any indebtedness secured by the Subordinate Deed of Trust;

                  (e) a copy of any notice of default under the Subordinate Deed of Trust and written notice and opportunity to cure of not less than thirty (30) days prior to the commencement of any action to sell pursuant to a power of sale contained therein or otherwise enforce the Subordinate Deed of Trust shall be given to Beneficiary; and

                  (f) the holder of the Subordinate Deed of Trust shall acknowledge the existence of the Indebtedness secured hereby and further acknowledge that the lien of the Deed of Trust shall at all times be and remain superior and prior to the lien of the Subordinate Deed of Trust to the extent of the entire Indebtedness secured hereby, notwithstanding any change in the variable rate of interest being charged under the Note.

         25. RELEASE. Upon payment of all sums secured by this Deed of Trust, Beneficiary shall release this Deed of Trust. Trustor shall pay Beneficiary's reasonable costs incurred in releasing this Deed of Trust. If Trustee is requested to release this Instrument upon payment of all sums secured by this Deed of Trust, the Note evidencing indebtedness secured by this Instrument shall be surrendered to Trustee.

         26. SUBSTITUTE TRUSTEE. If Trustee or any successor trustee to Trustee should die, resign or become incapacitated or neglect, refuse or become disqualified to act hereunder, Beneficiary at Beneficiary's option without notice to Trustor may remove Trustee and appoint a successor trustee to any Trustee appointed hereunder by an instrument recorded in the county in which this Deed of Trust is recorded. Without conveyance of the Trust Property, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee herein and by applicable law.

         27. NOTICE. All communications (including bank wire, telex, facsimile transmission or similar writing) to be given hereunder shall be in writing and shall be given as set forth below:

         (1) If to Borrower, at the following address, or at such other address as may have been furnished in writing to the Borrower by the Lender:

                                    Glimcher Properties Limited Partnership
                                    20 South Third Street
                                    Columbus, Ohio  43215
                                    Attention:  General Counsel
                                    Telephone: (614) 621-2245 Ext. 330
                                    Facsimile: (614) 621-8863

         (2) If to Lender, at the following address, or at such other address as may have been furnished in writing to the Borrower by the Lender:

                                    KeyBank National Association
                                    127 Public Square
                                    Cleveland, Ohio 44114-1306
                                    Attention: Dan Heberle
                                    Telephone: (216) 689-0801
                                    Facsimile: (216) 689-4997

         Each such notice or communication shall be effective (i) if given by telecopy or facsimile, when such telecopy or facsimile is transmitted to the facsimile number specified in this Section, (ii) if given by mail, seventy-two
(72) hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified in this Section.

         28. MISCELLANEOUS. The covenants herein contained shall bind, and the benefits and advantages shall inure to, the respective successors and assigns of the parties hereto. Whenever used, the singular number shall include the plural, the plural the singular, and the use of any gender shall include all genders. The captions used herein are for references only and shall not be deemed a part of the Deed of Trust. If any provision of the Deed of Trust is illegal, or hereafter rendered illegal, or is for any other reason void, voidable or otherwise unenforceable, or hereafter rendered void, voidable or otherwise unenforceable, the remainder of the Deed of Trust shall not be affected thereby, but shall be construed as if it does not contain such provision. Each right and remedy provided in the Deed of Trust is distinct and cumulative to all other rights or remedies under the Deed of Trust or afforded by law or equity, and may be exercised concurrently, independently or successively, in any order whatsoever.

         THE PARTIES ACKNOWLEDGE THAT, AS TO ANY AND ALL DISPUTES THAT MAY ARISE BETWEEN THE PARTIES, THE COMMERCIAL NATURE OF THE TRANSACTION OUT OF WHICH THIS DEED OF TRUST ARISES WOULD MAKE ANY SUCH DISPUTE UNSUITABLE FOR TRIAL BY JURY. ACCORDINGLY, EACH OF THE PARTIES TO THIS DEED OF TRUST HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AS TO ANY AND ALL DISPUTES THAT MAY ARISE RELATING TO THIS DEED OF TRUST.

         IN WITNESS WHEREOF, Trustor has caused the Deed of Trust to be executed this 17th day of June, 1999.

Signed and acknowledged                     Trustor:
in the presence of:

                                         Glimcher Properties Limited Partnership

/s/ Laurie Fronek                        By:  Glimcher Properties Corporation,
-----------------------------                        General Partner
Witness
       ---------------------
             (printed)

/s/ Jane B. Gaines                       By: /s/  William  G. Cornely
----------------------------                ------------------------------------
Witness                                     William G. Cornely, Executive
       --------------------                    Vice President/COO/CFO
            (printed)

STATE OF  OHIO
COUNTY OF FRANKLIN, SS:


         On this 17th day of June, 1999, before me, appeared William G. Cornely to me personally known, who being by me duly sworn, did say that he is the Executive Vice President/COO/CFO of Glimcher Properties Corporation, a Delaware corporation, the General Partner of GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors as the General Partner of said limited partnership, and said William G. Cornely acknowledged said instrument to be the free act and deed of said corporation as the General Partner of said limited partnership and to be the free act and deed of said limited partnership. The corporation has no seal.



                                    /s/ Jane B. Gaines
                                    ----------------------------------------
                                    Notary Public

                                   Commission
                                   Expiration: /s/ Nov. 1, 2002
                                             --------------------------------

This instrument prepared by:

Thompson Hine & Flory LLP
3900 Key Center
127 Public Square
Cleveland, Ohio  44114-1216
(216) 566-5500

                                    EXHIBIT A
                                LEGAL DESCRIPTION

PARCEL I:

Lot 1, PLAZA VISTA MALL, according to Book 12 of Maps, Page 84, Records of Cochise County, Arizona.

PARCEL II:

Lot 5, PLAZA VISTA MALL, according to Book 12 of Maps, Page 84, Records of Cochise County, Arizona.

PARCEL III:

That portion of Lot 6, PLAZA VISTA MALL, according to Book 12 of Maps, Page 84, Records of Cochise County, Arizona, more particularly described as follows:

BEGINNING at the Northeast corner of said Lot 6;

Thence South 00 (Degrees) 15' 31" West, coincident with the Easterly line of said Lot 6, a distance of 23.63 feet;

thence South 44 (Degrees) 44' 29" East, coincident with the Easterly line of said Lot 6, a distance of 19.58 feet;

thence South 89 (Degrees) 55' 53" West, a distance of 296.55 feet;

thence North 00 (Degrees) 04' 07" West, a distance of 20.25 feet to a point on the Northerly line of said Lot 6;

thence South 89 (Degrees) 44' 29" East, coincident with the Northerly line of said Lot 6, a distance of 43.00 feet;

thence North 00 (Degrees) 04' 07" West, coincident with the line of said Lot 6, a distance of 17.55 feet;

thence North 89 (Degrees) 55' 53" East, coincident with the Northerly line of said Lot 6, a distance of 239.92 feet to the POINT OF BEGINNING.

PARCEL IV:

TOGETHER WITH drainage easement as created in Document No. 8803-04595, 45.00 feet wide, lying 22.50 feet on each side of the following described centerline, being a portion of Section 31, Township 21 South, Range 21 East of the Gila and Salt River Base and Meridian, Cochise County, Arizona, described as follows:

COMMENCING at the West quarter corner of the said Section 31;

thence North 89 (Degrees) 55' 53" East, along the East-West mid-section line, a distance of 113.07 feet to a point on the East right-of-way line of Arizona State Highway 90;

thence South 00 (Degrees) 15' 31" West along the said right-of-way line, a distance of 1,158.95 feet to the Northerly right-of-way line of Charleston Road;

thence along said right-of-way the following courses and distances:

South 89 (Degrees) 45' 33" East, 900.00 feet;

North 00 (Degrees) 14' 27" East, 50.00 feet;

South 89 (Degrees) 45' 33" East, 100.00 feet;

South 00 (Degrees)  14' 27" West, 50.00 feet;

South 89 (Degrees)  45' 33" East, 322.50 feet to the POINT OF BEGINNING;

thence North 00 (Degrees) 15' 31" East, 280.00 feet, to the terminus of the said centerline.

                                    EXHIBIT B
                              PERMITTED EXCEPTIONS


1.       Taxes for the full year 1999, none yet due and payable.

2. Reservations contained in the Patent from the United States of America reading as follows: Subject to any vested and accrued water rights for mining, agricultural, manufacturing, or other purposes, and rights to ditches and reservoirs used in connection with such water rights as may be recognized and acknowledged by the local customs, laws and decisions of courts; and there is reserved from the lands hereby granted, a right of way thereon for ditches or canals constructed by the authority of the United States of America; and any other reservation as set forth in the Statutes under which said Patent was issued.

3. Water rights, claims or title to water, whether or not of public record.

4. Liabilities and obligations by reason of the inclusion of said land within BVR Maintenance/Improvement District, none yet due and payable.

5. THE RIGHTS of the Estate of Renee S. Cushman, deceased, her heirs, devisees, executors, administrators, and assigns to an undivided one-half interest in the proceeds of all oil, gas, coal or other hydrocarbon substances and minerals which may hereafter be discovered in, upon or under said property, as set forth in instrument recorded in Docket 768, Page 512, of the Records of Cochise County, Arizona.

6. Easement and rights incident thereto for electric transmission or distribution line or system as set forth in instrument recorded in Docket 909, Page 410, of the Records of Cochise County, Arizona. (Affects Parcels I, II and III)

7. Easement and rights incident thereto for water lines as set forth in instrument recorded in Docket 1486, Page 128, of the Records of Cochise County, Arizona. (Affects Parcels I, II and III)

8. Right of Way Easement and rights incident thereto for electric transmission or distribution line or system, dated July 20, 1982 and recorded September 24, 1982 in Docket 1620, Page 561, of the Records of Cochise County, Arizona. (Affects Parcel III)

9. Easement and rights incident thereto for water line as set forth in instrument recorded in Document No. 8803-04594, of the Records of Cochise County, Arizona. (Affects Parcels I, II AND IV)

10. Declaration of Drainage Easement and rights incident thereto for drainage, by and between Bella Vista Ranches Limited Partnership, an Arizona limited partnership and Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership, dated March 3, 1988 and recorded March 4, 1988 in Document No. 8803-04595, of the Records of Cochise County, Arizona.

11. Conditions, covenants and restrictions and easements contained in Declaration of Restrictions and Ingress, Egress and Utility Easement, by Sierra Vista Associates Limited Partnership, an Ohio limited partnership, dated March 4, 1988 and recorded March 4, 1988 in Document No. 8803-04596, of the Records of Cochise County, Arizona.

12. Unrecorded Lease dated February 2, 1988, for a term of fifteen years as disclosed by Memorandum of Lease by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership and J.C. Penney Company, Inc., a Delaware corporation, dated February 2, 1988 and recorded March 4, 1988 in Document No. 8803-04597 and recorded November 14, 1988 in Document No. 8811-23687 and thereafter Term Agreement dated August 1, 1990 and recorded August 30, 1990, was executed by Sierra Vista Mall Associates

         Limited Partnership, an Ohio limited partnership, and J. C. Penney Company, Inc., a Delaware corporation, recorded in Document No. 9008-16755; all of the Records of Cochise County, Arizona. Lease Modification No. 2 by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership; and the J. C. Penney Company, Inc., a Delaware corporation, dated May 7, 1993, recorded June 30, 1993 in Document No. 9306-17088, of the Records of Cochise County, Arizona.

13. Unrecorded Lease dated March 1, 1988, for a term ending on March 1, 2008 and providing for six extensions of five years each as disclosed by Short Form Lease by and between Sierra Vista Mall Associates Limited Partnership and Wal-Mart Stores, Inc., dated March 1, 1988 and recorded March 4, 1988 in Document No. 8803-04598, and recorded March 4, 1988 in Document No. 8808-18122; and Lease Modification 2, Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership; and the Wal-Mart Stores, Inc., a Delaware corporation, dated April 30, 1993, recorded June 30, 1993 in Document No. 9306-17089, all of the Records of Cochise County, Arizona.

14. The right of the State of Arizona to prohibit, limit, control or direct access to the highway named below, as set forth in Deed of Dedication, dated March 9, 1988 and recorded March 30, 1988 in Document No. 8803-06578, of the Records of Cochise County, Arizona.

         Name of Highway:  Highway #90 as to the following described area:

         A 1.00 foot wide strip of land over that portion of Section 31, Township 21 South, Range 21 East of the Gila and Salt River Base and Meridian, Cochise County, Arizona, the West and South sideline of the said strip, described in said instrument:

15. Right of Way Easement and rights incident thereto for electric transmission or distribution line or system dated October 11, 1988 and recorded December 5, 1988 in Document No. 8812-25035, of the Records of Cochise County, Arizona. (Affects Parcels I and II)

16. Easements as shown on Map recorded in Book 12 of Maps, Page 84, of the Records of Cochise County, Arizona.

17. Non-Access Easement which restricts direct access to the street named below as shown on recorded plat of said subdivision:

         Street:  Not named but shown on Map lying to the North of said Lot 1.

18. ANY ACTION that may be taken by the Department of Transportation to acquire right of way for State Highway as disclosed by Resolution of Establishment, dated July 21, 1989 and recorded August 28, 1989 in Document No. 8908-17459, of the Records of Cochise County, Arizona.

19. Conditions, covenants and restrictions and easements contained in Reciprocal Easement Agreement by and between Max Club Inc., a Minnesota corporation and Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership, dated June 30, 1993 and recorded June 30, 1993 in Document No. 9306-17087, of the Records of Cochise County, Arizona.

20. Unrecorded Lease dated August 16, 1988, as disclosed by Lease Assignment by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership and Vanguaro Financial Company, an Ohio corporation, dated February 8, 1987 and recorded February 16, 1989 in Document No. 8902-03108; Assigning Lessors interest as additional security for indebtedness secured by Deed of Trust by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership, Trustor, Ticor Title Insurance Company of California, a California corporation, Trustee, and Vanguaro Financial Company, an Ohio corporation, Beneficiary, dated February 8, 1989 and recorded February 16, 1989 in Document No. 8902-03104, both of the Records of Cochise County, Arizona.

         Lessor: Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership
         Lessee:  Hub Distributing, Inc.


21. Unrecorded Lease dated January 31, 1989, as disclosed by Lease Assignment by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership and Vanguaro

         Financial Company, an Ohio corporation, dated February 8, 1987 and recorded February 16, 1989 in Document No. 8902-03108; Assigning Lessors interest as additional security for indebtedness secured by Deed of Trust by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership, Trustor, Ticor Title Insurance Company of California, a California corporation, Trustee, and Vanguaro Financial Company, an Ohio corporation, Beneficiary, dated February 8, 1989 and recorded February 16, 1989 in Document No. 8902-03104, both of the Records of Cochise County, Arizona.

         Lessor: Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership
         Lessee:  Vista Optical, Inc.

22. Unrecorded Lease dated October 6, 1988, as disclosed by Lease Assignment by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership and Vanguaro Financial Company, an Ohio corporation, dated February 8, 1987 and recorded February 16, 1989 in Document No. 8902-03108; Assigning Lessors interest as additional security for indebtedness secured by Deed of Trust by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership, Trustor, Ticor Title Insurance Company of California, a California corporation, Trustee, and Vanguaro Financial Company, an Ohio corporation, Beneficiary, dated February 8, 1989 and recorded February 16, 1989 in Document No. 8902-03104, both of the Records of Cochise County, Arizona.

         Lessor: Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership
         Lessee:  Reese Carpenter/Wendy's Hallmark or Sierra Vista, Inc.

23. Unrecorded Lease dated October 28, 1988, as disclosed by Lease Assignment by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership and Vanguaro Financial Company, an Ohio corporation, dated February 8, 1987 and recorded February 16, 1989 in Document No. 8902-03108; Assigning Lessors interest as additional security for indebtedness secured by Deed of Trust by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership, Trustor, Ticor Title Insurance Company of California, a California corporation, Trustee, and Vanguaro Financial Company, an Ohio corporation, Beneficiary, dated February 8, 1989 and recorded February 16, 1989 in Document No. 8902-03104, both of the Records of Cochise County, Arizona.

         Lessor: Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership
         Lessee:  John E. Fritz and Yolanda L. Fritz

24. Unrecorded Lease dated December 18, 1988, as disclosed by Lease Assignment by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership and Vanguaro Financial Company, an Ohio corporation, dated February 8, 1987 and recorded February 16, 1989 in Document No. 8902-03108; Assigning Lessors interest as additional security for indebtedness secured by Deed of Trust by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership, Trustor, Ticor Title Insurance Company of California, a California corporation, Trustee, and Vanguaro Financial Company, an Ohio corporation, Beneficiary, dated February 8, 1989 and recorded February 16, 1989 in Document No. 8902-03104, both of the Records of Cochise County, Arizona.

         Lessor: Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership
         Lessee:  Desert Images, Inc.

25. Unrecorded Lease dated September 13, 1988, as disclosed by Lease Assignment by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership and Vanguaro Financial Company, an Ohio corporation, dated February 8, 1987 and recorded February 16, 1989 in Document No. 8902-03108; Assigning Lessors interest as additional security for indebtedness secured by Deed of Trust by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership, Trustor, Ticor Title Insurance Company of California, a California corporation, Trustee, and Vanguaro Financial Company, an Ohio corporation, Beneficiary, dated February 8, 1989 and recorded February 16, 1989 in Document No. 8902-03104, both of the Records of Cochise County, Arizona.

         Lessor: Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership

         Lessee:  Redlon's Men's Wear

26. Unrecorded Lease dated July 19, 1988, as disclosed by Lease Assignment by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership and Vanguaro Financial Company, an Ohio corporation, dated February 8, 1987 and recorded February 16, 1989 in Document No. 8902-03108; Assigning Lessors interest as additional security for indebtedness secured by Deed of Trust by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership, Trustor, Ticor Title Insurance Company of California, a California corporation, Trustee, and Vanguaro Financial Company, an Ohio corporation, Beneficiary, dated February 8, 1989 and recorded February 16, 1989 in Document No. 8902-03104, both of the Records of Cochise County, Arizona.

         Lessor: Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership
         Lessee:  Sally Beauty Co., an Indiana corporation.

27. Unrecorded Lease dated December 12, 1988, as disclosed by Lease Assignment by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership and Vanguaro Financial Company, an Ohio corporation, dated February 8, 1987 and recorded February 16, 1989 in Document No. 8902-03108; Assigning Lessors interest as additional security for indebtedness secured by Deed of Trust by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership, Trustor, Ticor Title Insurance Company of California, a California corporation, Trustee, and Vanguaro Financial Company, an Ohio corporation, Beneficiary, dated February 8, 1989 and recorded February 16, 1989 in Document No. 8902-03104, both of the Records of Cochise County, Arizona.

         Lessor: Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership
         Lessee:  Hastings Books and Records, Inc.

28. Unrecorded Lease dated January 10, 1989, as disclosed by Lease Assignment by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership and Vanguaro Financial Company, an Ohio corporation, dated February 8, 1987 and recorded February 16, 1989 in Document No. 8902-03108; Assigning Lessors interest as additional security for indebtedness secured by Deed of Trust by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership, Trustor, Ticor Title Insurance Company of California, a California corporation, Trustee, and Vanguaro Financial Company, an Ohio corporation, Beneficiary, dated February 8, 1989 and recorded February 16, 1989 in Document No. 8902-03104, both of the Records of Cochise County, Arizona.

         Lessor: Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership
         Lessee:  Lisa Sierra and Robert Carney

29. Unrecorded Lease dated October 4, 1988, as disclosed by Lease Assignment by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership and Vanguaro Financial Company, an Ohio corporation, dated February 8, 1987 and recorded February 16, 1989 in Document No. 8902-03108; Assigning Lessors interest as additional security for indebtedness secured by Deed of Trust by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership, Trustor, Ticor Title Insurance Company of California, a California corporation, Trustee, and Vanguaro Financial Company, an Ohio corporation, Beneficiary, dated February 8, 1989 and recorded February 16, 1989 in Document No. 8902-03104, both of the Records of Cochise County, Arizona.

         Lessor: Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership
         Lessee:  Susie Rabb

30. Unrecorded Lease dated October 4, 1988, as disclosed by Lease Assignment by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership and Vanguaro Financial Company, an Ohio corporation, dated February 8, 1987 and recorded February 16, 1989 in Document No. 8902-03108; Assigning Lessors interest as additional security for indebtedness secured by Deed of Trust by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership, Trustor, Ticor Title Insurance Company of California, a California corporation, Trustee, and Vanguaro Financial Company, an Ohio corporation, Beneficiary, dated February 8, 1989 and recorded February 16, 1989 in Document No. 8902-03104, both of the Records of Cochise County, Arizona.

         Lessor: Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership
         Lessee: SMT Corporation, an Arizona corporation, doing business as Advance Checking

31. Unrecorded Lease dated October 19, 1988, as disclosed by Lease Assignment by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership and Vanguaro Financial Company, an Ohio corporation, dated February 8, 1987 and recorded February 16, 1989 in Document No. 8902-03108; Assigning Lessors interest as additional security for indebtedness secured by Deed of Trust by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership, Trustor, Ticor Title Insurance Company of California, a California corporation, Trustee, and Vanguaro Financial Company, an Ohio corporation, Beneficiary, dated February 8, 1989 and recorded February 16, 1989 in Document No. 8902-03104, both of the Records of Cochise County, Arizona.

         Lessor: Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership
         Lessee:  Carol Brooks

32. Unrecorded Lease dated January 5, 1989, as disclosed by Lease Assignment by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership and Vanguaro Financial Company, an Ohio corporation, dated February 8, 1987 and recorded February 16, 1989 in Document No. 8902-03108; Assigning Lessors interest as additional security for indebtedness secured by Deed of Trust by and between Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership, Trustor, Ticor Title Insurance Company of California, a California corporation, Trustee, and Vanguaro Financial Company, an Ohio corporation, Beneficiary, dated February 8, 1989 and recorded February 16, 1989 in Document No. 8902-03104, both of the Records of Cochise County, Arizona.

         Lessor: Sierra Vista Mall Associates Limited Partnership, an Ohio limited partnership
         Lessee:  Tandy Corporation, a Delaware corporation

33.      Rights of tenants as tenants only under any and all unrecorded leases.